UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2018

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  .  ☐

Item 1.01.  Entry Into a Material Definitive Agreement.

On August 20, 2018, Cogent Communications Group, Inc. (“Cogent”), a wholly owned subsidiary of Cogent Communications Holdings, Inc. (the “Company”), completed a tack-on offering of $70 million in aggregate principal amount of its 5.375% Senior Secured Notes due 2022 (the “Notes”), priced at 101.75% of par value. The net proceeds from the offering, after deducting estimated offering expenses, were approximately $69.9 million. The net proceeds from the offering are intended to be used for general corporate purposes and/or to repurchase the Company’s common stock or for special or recurring dividends to the Company’s stockholders. The Notes were issued by Cogent and are guaranteed by each of Cogent’s domestic subsidiaries, subject to certain exceptions, and the Company. The Company’s guarantee is unsecured and the Company will not be subject to the covenants under the indenture governing the Notes. Interest on the Notes is payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2018, to the persons who are registered holders of the Notes at the close of business on the February 15 and August 15 immediately preceding the applicable interest payment date (provided that the initial interest payment to be made on September 1, 2018 will be made to holders of record on August 20, 2018). The Notes accrue interest from March 1, 2018.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). The Notes have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Notes were issued pursuant to, and are governed by, a second supplemental indenture, dated August 20, 2018 (the “Supplemental Indenture”), among Cogent, the Company, the other guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent, to the indenture, dated February 20, 2015 (as heretofore amended or supplemented, the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), among Cogent, the Company, the other guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent, pursuant to which the Company previously issued $375 million aggregate principal amount of 5.375% Senior Secured Notes due 2022 (the “Existing Notes”). The Notes offered in this offering have substantially identical terms to the Existing Notes other than the date of the initial issuance, the date from which interest will initially begin to accrue and the first interest payment date. The Notes were issued under a different CUSIP number than the CUSIP number under which the Existing Notes issued in reliance on Rule 144A under the Act currently trade. As soon as reasonably practicable following the interest payment date on September 1, 2018, the Notes are expected to be consolidated and become fully fungible with the Existing Notes issued in reliance on Rule 144A under the Act for trading purposes and are expected to trade under the same CUSIP number as the Existing Notes. The Notes constitute the same series of securities as the Existing Notes for purposes of the Indenture, and will vote together on all matters with such notes. A copy of the Base Indenture, including the form of Note, and the Supplemental Indenture are attached to this Form 8-K as Exhibits 4.1, 4.2 and 4.3 and the description of the Indenture and the Notes in this report is a summary and is qualified in its entirety by the terms of the Indenture and the Notes, respectively, and is incorporated by reference herein.

The Notes are Cogent’s senior secured obligations and are guaranteed on a senior secured basis by each of Cogent’s domestic subsidiaries, subject to certain exceptions. The Notes are also guaranteed by the Company; however, the Company’s guarantee is unsecured and the Company will not be subject to the covenants under the Indenture. The Notes will be effectively senior in right of payment to all of Cogent’s and each subsidiary guarantor’s senior unsecured obligations to the extent of the value of the collateral securing the Notes and the subsidiary guarantees. The Notes will be equal in right of payment with Cogent’s and each subsidiary guarantor’s future unsecured indebtedness that is not subordinated in right of payment to the Notes to the extent of any insufficiency in the collateral securing the Notes and the subsidiary guarantees, including Cogent’s 5.625% Senior Notes due 2021. The Notes will rank senior in right of payment to Cogent’s and each subsidiary guarantor’s future subordinated debt, if any; and will be structurally subordinated in right of payment to all indebtedness and other liabilities of any of Cogent’s subsidiaries that are not guarantors, which will only consist of immaterial subsidiaries and foreign subsidiaries that do not guarantee other indebtedness of Cogent. The Notes and related subsidiary guarantees are secured by first-priority liens on substantially all of the assets of Cogent and the subsidiary guarantors (subject to certain exceptions and permitted liens), all of the equity interests in any domestic subsidiary of Cogent and 65% of the equity interests of first-tier foreign subsidiaries held by Cogent and the subsidiary guarantors. Because the Company’s guarantee is unsecured, the Company’s guarantee is not secured by any of its assets.

Caution Concerning Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this release are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, among others, future economic instability in the global economy, which could affect spending on Internet services; the impact of changing foreign exchange rates (in particular the Euro to US dollar and Canadian dollar to US dollar exchange rates) on the translation of the Company’s non-US dollar denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the US Universal Service Fund on the basis of the Company’s Internet revenue; changes in government policy and/or regulation, including rules regarding data protection, cyber security and net neutrality; increasing competition leading to lower prices for the Company’s services; the Company’s ability to attract new customers and to increase and maintain the volume of traffic on its network; the ability to maintain the Company’s Internet peering arrangements on favorable terms; the Company’s reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of the Company’s network on the quality and dependability of third-party fiber providers; the Company’s ability to retain certain customers that comprise a significant portion of its revenue base; the management of network failures and/or disruptions; outcomes in litigation; risks related to the Notes, including that such Notes may not be able to be consolidated and become fully fungible with the Existing Notes issued in reliance on Rule 144A of the Act, as well as other risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1

Second Supplemental Indenture related to the 5.375% Senior Secured Notes due 2022, dated as of August 20, 2018, among Cogent Communications Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent.

4.2

Indenture related to the 5.375% Senior Secured Notes, dated as of February 20, 2015, among Cogent Communications Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (filed as exhibit 4.1 to the Company’s report on Form 8-K dated February 20, 2015 and incorporated herein by reference).

4.3	Form of 5.375% Senior Secured Notes due 2022 (included as Exhibit A to Exhibit 4.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

August 20, 2018	By:	/s/ David Schaeffer
		Name:	David Schaeffer
		Title:	President and Chief Executive Officer